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                                                                    EXHIBIT 23.2


              [HAMILTON, BROOK, SMITH & REYNOLDS, P.C. LETTERHEAD]




          CONSENT OF SPECIAL COUNSEL FOR GELTEX PHARMACEUTICALS, INC.

        We hereby consent to the reference to our name, and to the statements with respect to us, in GelTex Pharmaceuticals, Inc.'s Amendment to the Registration Statement on Form S-3 (File No. 333-45151) and the Prospectus relating thereto under the caption "Experts".


                           HAMILTON, BROOK, SMITH & REYNOLDS, P.C.




                           By: /s/ David E. Brook
                               ---------------------------------------------
                               David E. Brook


Dated: February 10, 1998